Supplement Dated December 30, 2004 to Prospectus Dated December 28, 2004 for
Pacific Select Accumulator Flexible Premium Variable Life Insurance Policy (the “policy”)
Issued by Pacific Life Insurance Company

The name of the I-Net TollkeeperSM portfolio is changing
Effective February 1, 2005, the I-Net Tollkeeper PortfolioSM will change its name to the Concentrated Growth Portfolio. All references to the I-Net Tollkeeper portfolio, investment option or variable account are changed to Concentrated Growth portfolio, investment option or variable account.

Fee tables is amended
Effective February 1, 2005, the following replaces Total annual Pacific Select Fund operating expenses:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.30	1.29

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses. The expense information has been restated to reflect fees that will be effective on February 1, 2005.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

Your investment options is changed	Effective February 1, 2005, the disclosure regarding the I-Net Tollkeeper portfolio in the chart under Variable investment options is replaced with:

Concentrated Growth	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.